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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2000

                                INTERLOGIX, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-24900                 06-1340453
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)



            12345 SW Leveton Drive
               Tualatin, Oregon                                    97062
   (Address of Principal Executive Offices)                      (ZIP CODE)
Registrant's Telephone Number, including area code:            (503) 691-7243
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ITEM 1.  PURPOSE OF TRANSACTION.

         On May 2, 2000, pursuant to the Agreement and Plan of Merger and Reorganization dated as of September 28, 1999, as amended (the "Merger Agreement"), between ITI Technologies, Inc., now known as Interlogix, Inc. (the "Company"), and SLC Technologies, Inc. ("SLC"), SLC merged with and into the Company, with the Company as the surviving corporation (the "Merger"). In the Merger, SLC's outstanding common stock was converted into 15,170,640 shares of common stock, par value $.01 per share, of the Company ("Company Common Stock"). Prior to the Merger, the sole stockholder of SLC was Berwind Group Partners ("Berwind"), a Pennsylvania general partnership principally engaged, through its subsidiaries, in the ownership and operation of industrial, natural resources, financial and real estate businesses. The address of the principal business and executive offices of Berwind is 1 Belmont Avenue, Suite 401, Bala Cynwyd, PA 19004. Berwind is a general partnership owned by five trusts, each of which was organized in Pennsylvania (collectively, the "Berwind Trusts"). The name and address of the business and principal office of each of the Berwind Trusts is set forth in Schedule A to Berwind's Amendment No. 1 to Schedule 13D filed with the Securities and Exchange Commission on May 10, 2000. The principal business of each Berwind Trust is to hold investments for the benefit of its beneficiaries.

Pursuant to the terms of the Merger Agreement, the Company's stockholders had the right to elect to receive $36.50 in cash at the effective time of the Merger for each share of Company Common Stock owned, subject to the limitation that no more than 50 percent of the total number of shares of Company Common Stock outstanding immediately prior to the effective time of the Merger would be exchanged for cash. The Company's stockholders elected to exchange more than 50 percent of the outstanding shares of Company Common Stock for cash, and the shares exchanged were therefore reduced on a pro rata basis so that 50 percent of the outstanding shares of Company Common Stock immediately prior to the effective time of the Merger were exchanged for cash. As a result of the transaction, Berwind owns approximately 78 percent of the issued and outstanding shares of Company Common Stock, which is the only class of voting securities issued by the Company.

         The source of funds used in connection with the cash election was borrowings from a syndicate of banks. SLC entered into a Credit Agreement, dated as of November 17, 1999 among PNC Bank, National Association, as Administrative Agent for the Banks; First Union National Bank, as Documentation Agent for the Banks; The Chase Manhattan Bank; National City Bank of Pennsylvania; Sun Trust Bank, Atlanta; The Bank of New York; Bank of America, N.A.; Summit Bank; Comerica Bank, as Co-Agents; the Banks named therein and the Borrowers from time to time party thereto (the "Credit Agreement"). The Credit Agreement was assumed by the Company immediately following the effective time of the Merger. The Credit Agreement provides for loans of up to an aggregate principal amount of $325 million to be borrowed by the Company and its subsidiaries, $235 million of which was borrowed immediately after the effective time of the Merger.

         Pursuant to the terms of the Merger, as of the effective time of the Merger, the total number of persons serving on the Board of Directors of the Company is nine (unless otherwise agreed in writing by the parties hereto prior to the effective time of the Merger), two of whom are Thomas L. Auth and Perry
J. Lewis and seven of whom were selected by and at the absolute discretion of the Board of Directors of SLC. Thereafter, membership on the Board of Directors of the Company shall be determined in accordance with a voting agreement by and among Berwind, Thomas L. Auth and MLGA Fund II, L.P., dated as of May 2, 2000 (the "Voting Agreement"), which is filed as Exhibit 4.1 to this Report on Form 8-K and incorporated by reference herein. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement. Pursuant to the Voting Agreement, Berwind will agree, subject to the terms of the Voting Agreement, that until the second anniversary of the effective time of the Merger, it will vote all shares of Company Common Stock owned

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by it for the following individuals as directors of the Company: (a) Thomas L.
Auth, who will serve as Chairman of the Board of Directors of the Company, and
(b) Perry J. Lewis, but only for so long as he and certain controlled affiliates collectively own (beneficially and of record) at least 25% of the shares of Company Common Stock collectively owned by him and such controlled affiliates immediately prior to the effective time of the Merger.

Pursuant to the terms of the Merger, at the effective time of the Merger, the Certificate of Incorporation of the Company was amended (i) to change the name of the Company to "Interlogix, Inc.," (ii) to opt out of Section 203 of the Delaware General Corporation Law and (iii) to increase the number of authorized shares of Company Common Stock to 60,000,000. A copy of the Certificate of Amendment to the Company's Certificate of Incorporation is filed as Exhibit 3.1 hereto.

         The terms and conditions of the Merger, a description of the businesses of the Company prior to and following consummation of the Merger, details about the consideration paid by the Company in connection with the Merger, and further information about the terms of the Merger are contained in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2000 and the definitive additional materials thereto filed by the Company. The description of the Merger Agreement in the Definitive Proxy Statement and the definitive additional material does not purport to be complete and is qualified in its entirety by the express terms and provision of the Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company's Form 8-K filed on September 30, 1999 and is incorporated by reference herein. The Amendment to the Merger Agreement dated as of March 9, 2000 is filed as Exhibit 2.2 hereto and is incorporated by reference herein. A copy of the Company's press release dated May 2, 2000 relating to the consummation of the Merger is filed as Exhibit 99.1 to this Form 8-K.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         The terms of the Merger were determined in arms-length negotiations between the Company and SLC. For a discussion of the Merger, please see Item 1 above and the information set forth in the Definitive Proxy Statement filed by the Company with the SEC on March 28, 2000. The information related to this transaction which would otherwise be required to be reported under Item 2 is not provided herein pursuant to General Instructions B.3. of Form 8-K as substantially the same information required by Item 2 has been "previously reported" (as defined in Rule 12b-2) by the Company in connection with the Definitive Proxy Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) - (b) The financial information required by this Item 7 is not included in this initial report on Form 8-K, but will be filed as an amendment to this report not later than 60 days after the date that this initial report on Form 8-K must be filed.

         (c) Exhibits.

                  The exhibits listed on the Exhibit Index on page 4 are filed as part of this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLOGIX, INC.


                                      By:  /s/ CHARLES A. DURANT
                                           -------------------------------------
                                           Name:  Charles A. Durant
                                           Title: Vice President,
                                                  General Counsel and Secretary


Date:    May 12, 2000


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                                  EXHIBIT INDEX


        Exhibit         Description
        -------         -----------

         2.1 Agreement and Plan of Merger and Reorganization dated as of September 28, 1999, as amended, between ITI Technologies, Inc. and SLC Technologies, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Form 8-K, filed with the Securities and Exchange Commission on September 30, 1999).

         2.2 Amendment to Agreement and Plan of Merger and Reorganization dated as of March 9, 2000, between the Company and SLC.

         3.1 Certificate of Amendment, dated May 2, 2000, to the Company's Certificate of Incorporation.

         4.1      Voting Agreement, by and among Berwind Group Partners, Thomas
                  L. Auth and MLGA Fund II, L.P., dated as of May 2, 2000.

         99.1     Press Release of the Company dated May 2, 2000.

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